UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2012

GENON ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 357-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K and in the exhibits included as part of this report, “GenOn Energy” refers to GenOn Energy, Inc., and “we,” “us” and “our” refer to GenOn Energy and its consolidated subsidiaries.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2012, we issued an earnings release announcing our financial results for the three and nine months ended September 30, 2012.  The earnings release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This Form 8-K and the earnings release are available at www.genon.com in the investor relations section.

In our earnings release, we use certain non-GAAP financial measures.  We think that these non-GAAP financial measures provide meaningful representations of our consolidated operating and financial performance and are useful to us and investors, analysts, rating agencies, banks and other parties in facilitating the analysis of our results of operations from one period to another and comparing our performance to our peers and providing a more complete understanding of factors and trends affecting our business.  However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies.  The non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for GAAP financial measures.  Investors should review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

These non-GAAP financial measures include adjusted net income/loss and adjusted EBITDA.  We discuss these non-GAAP financial measures in Exhibit 99.2, including the reasons that we think that these measures provide useful information and the additional purposes for which these measures are used.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in our earnings release.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits. We furnish the following exhibits:

99.1—Press Release dated November 9, 2012

99.2—Explanation of Non-GAAP Financial Measures

INFORMATION FURNISHED

The information in Item 2.02 and in the exhibits included as part of this Form 8-K are being furnished, not filed. Accordingly, the information will not be incorporated by reference into any filing or report by us with the Securities and Exchange Commission, whether made before or after the date hereof, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains statements, estimates or projections that are “forward-looking statements” as defined under U.S. federal securities laws.  These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “will,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology.  Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between NRG Energy, Inc. (NRG) and GenOn Energy, our and the combined company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party’s views of economic and market conditions, and the expected timing of the completion of the proposed transaction.

Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn Energy, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain necessary approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn Energy, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness.

Additional information concerning other risk factors is contained in GenOn Energy’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond GenOn Energy’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made, and GenOn Energy undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication.  All subsequent written and oral forward-looking statements concerning GenOn Energy, the proposed transaction, the combined company or other matters and attributable to GenOn Energy or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed business combination transaction between NRG and GenOn Energy, NRG filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NRG and GenOn Energy that also constitutes a prospectus of NRG.  The registration statement was declared effective by the SEC on October 5, 2012.  NRG and GenOn Energy first mailed the joint proxy statement/prospectus to their respective stockholders on or about October 10, 2012.  In addition, the joint proxy statement/prospectus was supplemented on October 25, 2012 and GenOn Energy first mailed the supplement to its stockholders on or about October 26, 2012.  INVESTORS AND SECURITY HOLDERS OF GENON ENERGY AND NRG ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THE SUPPLEMENT THERETO AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and stockholders can obtain free copies of the definitive joint proxy statement/prospectus and other documents containing important information about NRG and GenOn Energy through the website maintained by the SEC at www.sec.gov.  NRG and GenOn Energy make available free of charge at www.nrgenergy.com and www.genon.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC.

PARTICIPANTS IN THE MERGER SOLICITATION

NRG, GenOn Energy, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GenOn Energy and NRG in connection with the proposed transaction.  Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012.  Information about the directors and executive officers of GenOn Energy is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012.  Other information regarding the participants in the proxy solicitation can be found in the above-referenced registration statement on Form S-4.  These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC.
(Registrant)

Date: November 9, 2012	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated November 9, 2012
99.2	Explanation of Non-GAAP Financial Measures